Fourth Quarter 2017 Investor Presentation | 1 Fourth Quarter Investor Presentation December 2017 LISTED CORR NYSE

Fourth Quarter 2017 Investor Presentation | 2 Disclaimer This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Other than as required by law, CorEnergy does not assume a duty to update any forward- looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Fourth Quarter 2017 Investor Presentation | 3 Becky Sandring Senior Vice President, Secretary & Treasurer Ms. Sandring has over 20 years of experience in the energy industry. Prior to CorEnergy, Ms. Sandring was a Vice President with The Calvin Group. From 1993-2008, Ms. Sandring held various roles at Aquila Inc., formerly UtiliCorp United. CorEnergy Senior Management Dave Schulte Co-Founder, CEO & President Mr. Schulte has 27 years of investment experience, including 18 years in the energy industry. Previously, Mr. Schulte was a co-founder and Managing Director of Tortoise Capital Advisors, an investment advisor with $16 billion under management. and a Managing Director at Kansas City Equity Partners (KCEP). Before joining KCEP, he spent five years as an investment banker at the predecessor of Oppenheimer & Co. Rick Green Co-Founder, Executive Chairman Mr. Green has spent more than 30 years in the energy industry, with 20 years as CEO of Aquila, Inc., an international electric and gas utility business and national energy marketing and trading business. During his tenure, Mr. Green led the strategy and successful business expansion of Aquila, Inc. to a Fortune 30 company. Jeff Fulmer Senior Vice President Mr. Fulmer is a petroleum engineer and professional geologist with more than 30 years of energy industry experience. Prior to joining CorEnergy, Mr. Fulmer spent six years as a Senior Advisor with Tortoise Capital Advisors, led a post 9/11 critical infrastructure team for the U.S. Department of Defense, and held leadership and technical positions with Statoil Energy, ARCO Oil and Tenneco Oil Exploration and Production. Rick Kreul President, MoGas, LLC & MoWood, LLC Mr. Kreul, a mechanical engineer with more than 35 years of energy industry experience, serves as President of CorEnergy’s wholly-owned subsidiaries, MoWood, LLC and MoGas Pipeline, LLC. Previously, Mr. Kreul served as Vice President of Energy Delivery for Aquila, Inc., Vice President for Inergy, L.P., and various engineering and management roles with Mobil Oil. Nate Poundstone Chief Accounting Officer Mr. Poundstone has nearly 20 years of experience in the accounting profession. Prior to joining CorEnergy, Mr. Poundstone was Vice President and Chief Accounting officer with CVR Energy, a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries. Prior to CVR Energy, he held various audit and professional practice roles as a senior manager with KPMG LLP. Jeff Teeven Vice President, Finance Mr. Teeven has more than 20 years of experience in private equity management and mergers and acquisitions in multiple sectors including energy. He served as a founding partner of Consumer Growth Partners, a private equity firm focused on the specialty retail and branded consumer products sectors, as well as 10 years with Kansas City Equity Partners (KCEP). Sean DeGon Vice President Mr. DeGon is a chemical engineer with nearly 20 years of energy industry experience. Prior to joining CorEnergy in 2017, Mr. DeGon was a Director at IHS Markit where he led and participated in well over 100 consulting projects focused on liquid storage terminals, pipelines, refineries, processing facilities and other energy assets, primarily in the U.S. and the rest of the Americas.

Fourth Quarter 2017 Investor Presentation | 4 Vast array of REIT qualifying assets in energy sector REIT structure can accommodate active and passive assets

Fourth Quarter 2017 Investor Presentation | 5 Comparison of technical characteristics of infrastructure vehicles Institutional, tax exempt and non-U.S. investors desire access to the infrastructure asset class REIT structure provides more attractive access to energy infrastructure than MLP & Fund structures MLPs MLP / Closed End Funds REITs Investor Tax Form K-1 Form 1099 Form 1099 Investment Company Friendliness No No Yes Non-U.S. Investor Friendliness No No Yes Tax Exempt Owners No Yes Yes Shareholders Vote No Yes Yes Primarily Institutionally Held No No Yes

Fourth Quarter 2017 Investor Presentation | 6 Differentiated and larger investor audience for REITs than MLPs (1) Fidelity Sectors & Industry Overviews, November 30, 2017 (2) Estimated using Bloomberg Shareholder Data (3) Includes perpetual preferred stock and “in the money” convertible bonds Utility & REIT markets are larger and more institutional than MLP Market Cap: ~$1.1Tn(1)(2) Market Cap: ~$1.3Tn(1)(2) REITs Market Cap: ~$260bn(1)(2) MLPs Utilities Retail Institutional Insiders & Sponsors Market Cap: ~$670mm(2)(3) 71% 28% CorEnergy <1% 31% 35% <1% 79% 20% <1% 83% 14% 3% 35% 30% 35%

Fourth Quarter 2017 Investor Presentation | 7 Infrastructure assets have desirable investment characteristics • Long-lived assets, critical to tenant operations • High barriers to entry with strategic locations • Contracts provide predictable revenue • Limited sensitivity to price/volume changes Asset Fundamentals • High cash flow component to total return • Attractive potential risk-adjusted returns • Diversification vs. other asset classes • Potential inflation protection Investment Characteristics • Infrastructure assets are essential for our customers’ operations to produce revenue • CorEnergy’s triple-net leases and other contracts generate operating expense for our tenants • Total long-term return of 8-10% on assets from base rents, plus acquisitions and participating rents • Growing CorEnergy through disciplined acquisitions that are accretive to AFFO and dividends per share Infrastructure REIT Strategy Overview

Fourth Quarter 2017 Investor Presentation | 8 Portfolio of essential assets CorEnergy assets critically support our partners in conducting their businesses in the U.S. energy industry Type Asset Description Purchase Price Location Upstream Pinedale Liquids Gathering System Liquids gathering, processing & storage system for condensate & water production $228MM WY Midstream Grand Isle Gathering System Subsea to onshore pipeline & storage terminal for oil & water production $245MM GoM-LA Midstream MoGas Pipeline Interstate natural gas pipeline supplying utilities $125MM MO-IL Downstream Omega Pipeline Natural gas utility supplying end-users at Fort Leonard Wood $6MM MO Midstream & Downstream Portland Terminal Crude oil and petroleum products terminal with barge, rail and truck supply $50MM1 OR 1) Includes $40MM purchase price, plus $10MM in construction costs

Fourth Quarter 2017 Investor Presentation | 9 Pinedale Liquids Gathering System • $228 million asset, acquired with Prudential Capital as a co-investor in 2012 • 150 miles of pipeline, 107 receipt points, 4 above-ground facilities • Critical to operation of Ultra Petroleum’s robust Pinedale natural gas field • Vertical well inventory of 4,903 and 1,600 potential horizontal wells1 • 15-year triple-net lease; rent $20 million per year + participating features Pinedale Liquids Gathering System CORR serves field containing ~95% of UPL’s reserves for ~4% of operating cost 1) Ultra Petroleum Third Quarter 2017 Earnings Presentation, November 7, 2017 2) Ultra Petroleum Investor Presentation, September 5, 2017 Expense per Mcfe: Lease operating expense $0.31-0.34 Operating lease expense 0.07 Production taxes 0.31-0.35 Gathering fees 0.28-0.32 DD&A 0.50-0.56 General & administrative 0.02-0.04 Interest 0.33-0.35 Total operating costs per Mcfe $1.82-2.03 Ultra Petroleum 2017 Expense Guidance2

Fourth Quarter 2017 Investor Presentation | 10 Grand Isle Gathering System • ~$250 million critical midstream infrastructure in the Gulf of Mexico • 153 miles of undersea pipeline and terminal with separation, SWD and storage facilities • Essential system to transport crude oil and produced water from Energy XXI Gulf Coast’s defined ―core properties‖ of production • Triple-net operating lease subsidiary – average minimum rent of ~$40 million 1) Energy XXI Gulf Coast Third Quarter 2017 10-Q 2) Energy XXI Gulf Coast Third Quarter 2017 Earnings Presentation, November 14, 2017 3) CorEnergy estimate CORR’s Grand Isle Gathering System Field Cum. Production (MMBOE) West Delta 73 389 South Timbalier 54 152 South Pass 49 111 Main Pass 61 65 Ship Shoal 208 457 West Delta 30 751 South Pass 78 264 South Timbalier 21 515 Energy XXI Gulf Coast Core Properties2 Expense per BoE: Insurance Expense $1.68 Workover and maintenance 2.83 Direct operating lease 18.56 CorEnergy Lease3 2.86 Production taxes 0 16 Gathering and transportation -0.81 Pipeline facility fee 3.50 DD&A 12.01 Accretion of ARO 3.30 Impairment of oil and natural gas properties -0.79 General & administrative 5.01 Total operating expenses per BoE $48.31 Energy XXI Gulf Coast 3Q17 Expense1

Fourth Quarter 2017 Investor Presentation | 11 Infrastructure provides stable cash flows • CorEnergy owns mission critical assets • Lease payments are ―operating‖ expenses, not ―financing‖ expenses • In bankruptcy, real property operating leases are subject to special provisions • CORR stock moved with commodity prices; revenue and dividends were stable Commodity Prices vs. CORR Performance Metrics in m illio n s In d e xe d Co m m o d it y & S h a re Pr ic e Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 1Q17 2Q17 3Q17 $0 $5 $10 $15 $20 $25 Revenues AFFO $30 $50 $70 $90 $110 $130 WTI Oil Nat. Gas AMZ Index CORR

Fourth Quarter 2017 Investor Presentation | 12 Energy sector capex needs are growing 1) U.S. Energy Information Administration 2) Haynes and Boone, LLP Borrowing Base Redetermination Survey, October 4, 2017 Number of US wells waiting on incremental completion capex is climbing1 REIT access to public markets allows CorEnergy to provide low-cost funding to energy companies who are willing to sell low-returning infrastructure to fund high-returning growth initiatives Which one or two options do you think will be the most likely path that lenders & borrowers will take if faced with a borrowing base deficiency in fall 2017?2

Fourth Quarter 2017 Investor Presentation | 13 Recent announcement of acquisition of Pinedale LGS minority interest and refinancing of debt Capital Structure Investment Merits • Increases investment in the prolific Pinedale anticline, with a critical asset leased to a low-cost operator • Will produce modestly incremental net income and AFFO • Prudential to remain invested in asset through issuance of $41 million of debt to CorEnergy • Adjusted total debt/total capitalization ratio at 26%, within 25-50% target • Liquidity remains at ~$146 million • Expected to close by year-end 2017 1) Represents Prudential’s share of the principal balance. CorEnergy’s share of the principal, approximately $32 million, is eliminated in consolidation. (in millions) September 30, 2017 As adjusted Debt Secured credit facilities Current Pinedale facility1 $7.5 - New Prudential facility - 41.0 Revolver balance 10.0 10.0 Unsecured convertible notes, proceeds gross of fees 114.0 114.0 Total debt $131.5 $165.0 Equity Perpetual preferred stock 130.0 130.0 Common stock & additional paid in capital 341.7 336.5 Total CORR equity $471.7 $466.5 Non-controlling interest $27.6 - Total capitalization $630.8 $631.5

Fourth Quarter 2017 Investor Presentation | 14 Durable revenues + low leverage = dividend stability • Lease payments produce predictable cash flows • Assets are critical to tenant revenue production • Lease expense is an operating cost (not a financing cost) • Lease payments are made during bankruptcy • Results in utility-like consistency of revenue for CORR • Conservative leverage profile & multiple capital sources • We believe the $3.00 annualized dividend is a sustainable payout • Dividend is based solely on minimum rents • CorEnergy retains debt repayment and reinvestment capital prior to dividend payment • Upside from portfolio growth and participating rents Energy REIT provided a new business model in 2012: Investor friendly access to infrastructure assets

Fourth Quarter 2017 Investor Presentation | 15 Financing Optionality Outlook One to Two Acquisitions per Year Size Range of $50-250 Million Active Deal Pipeline 1) As of September 30, 2017 Long-term Stable & Growing Dividend • $146 million of available liquidity1 • Bank Debt • Convertible Debt • Preferred Equity • Common Equity • Co-Investors

Fourth Quarter 2017 Investor Presentation | 16 APPENDIX

Fourth Quarter 2017 Investor Presentation | 17 Portland Terminal • 39-acre terminal to receive, store and deliver heavy and refined petroleum products • 84 tanks with 1.5 million barrels of storage capacity; loading for ships, rail and trucks • Triple-net operating lease with Arc Terminals; 15-year initial term, 5-year renewals • $40 million purchase plus $10 million CORR financed improvements

Fourth Quarter 2017 Investor Presentation | 18 MoGas and Omega Pipelines • MoGas Interstate Pipeline • 263-mile pipeline connecting natural gas supplies to Missouri utilities • LDCs Laclede Gas, Ameren Energy, and Omega Pipeline account for vast majority of the revenue through firm transportation contracts • Omega Pipeline Company • Natural gas service provider supplying end-users at Fort Leonard Wood • 10 year contract with the Department of Defense • Both held in taxable subsidiaries; subject to intercompany mortgages 600188_1.wor (NY00813G) Pike Calhoun Lincoln Audrain Monroe Laclede Pulaski Madison Saint Louis City Saint Charles Saint Louis Chariton Moniteau Warren Franklin Phelps BollingerCape Girardeau Madison Saint Francois Texas Reynolds Iron IllinoisMissouri Curryville Compressor REX Connect PEPL Connect MRT Connect Alexander Bond Christian Clinton Fayette Franklin Greene Jackson Jefferson Jersey Macon Macoupin Marion Monroe Montgomery Morgan Perry Pike Pulaski Randolph Saint Clair Sangamon Scott Shelby Union Washington Williamson Benton Boone Callaway Camden Carroll Cole Cooper Crawford Dallas Dent Gasconade Greene Hickory Howard Jefferson Linn Livingston Macon Maries Marion Miller Montgomery Morgan Osage Perry Pettis Polk Ralls Randolph Sainte Genevieve Saline Shannon Shelby Washington Wayne Webster Wright

Fourth Quarter 2017 Investor Presentation | 19 Potential Impact of Tax Reform on REIT’s Potential Change Effect on REIT’s Reduction of Corporate Rate to 20% While the reduction in the corporate tax rate makes REITs relatively less attractive, they remain beneficial given that the corporate tax rate would still be set at 20 percent. Reduction in Passthrough Rates (Including Investor’s Rate on REIT Dividends) House – Max rate of 25% Senate – Allowed Deduction of 23% (Max 29.6%) Including REIT dividends in the definition of passthrough income keeps REITs equalized with traditional passthrough entities. Reducing the passthrough rate maintains the benefit for investors in REITs, as compared to C-Corps (with double taxation, the effective rate on dividends is higher for C-Corp investors than REIT investors). Limitation on Net Interest Deduction is Not Applicable to REITs REITs will not be limited on the deducibility of interest expense. It is also anticipated that leasing will becomes more attractive due to full tax deductibility of the lease expense. Immediate Capital Expensing Not Applicable to REITs This is unlikely to have a large negative effect on REITs due to the dividend paid deduction. Repeal of Like-Kind Exchanges Not Applicable to REITs With immediate capital expensing, there is no benefit to like-kind exchanges. REITs maintain the ability to perform like-kind exchange since immediate capital expensing is not available.

Fourth Quarter 2017 Investor Presentation | 20 (1) Paid off March 31, 2016 (2) Upsized from $93 million on July 8, 2015 (3) Paid off July 28, 2017 CORR has pioneered broad access to deep capital markets C o m m o n Stoc k B a n k D e b t $30,000,000 Co-Investor Equity for Pinedale LGS Acquisition Joint Venture Partner: Prudential Financial December 2012 $70,000,0001 Project Level Debt for Pinedale LGS Acquisition Lead Bank: December 2012 J u n io r C a p ita l $101,660,000 Common Stock Lead Underwriters: November 2014 $108,000,0002,3 Revolving Line of Credit Lead Banks: November 2014 $45,000,0003 Term Loan Debt Lead Banks: July 2015 $115,000,000 7% Convertible Bonds Lead Underwriters: June 2015 $89,700,000 Common Stock Lead Underwriters: December 2012 $77,625,000 Common Stock Lead Underwriters: June 2015 $48,587,500 Common Stock Lead Underwriter: January 2014 $56,300,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: January 2015 $73,750,000 Series A 7.375% Cumulative Preferred Stock Lead Underwriters: April 2017 $161,000,000 Revolving Line of Credit Lead Banks: July 2017

Fourth Quarter 2017 Investor Presentation | 21 Terminal value conviction Pinedale LGS Grand Isle Gathering System Portland Terminal MoGas Pipeline Omega Pipeline Long-lived assets, critical to tenant operations High barriers to entry with strategic locationsAsset Owne rship Criteri a           Assets essential to operators’ cash flow support lease renewal expectations Tenant may not devalue CORR’s asset, i.e. construct a replacement asset CORR targets an AFFO to dividend coverage ratio of 1.5x              Underwriting of terminal value Lif of Field Life of Field Mark t Market M rket Contracts and imilar services based on fair value f assets Asset value based on production estimate of reserve reports / market values for similar assets Leases enable tenant to purchase asset or renew lease at FMV Cont ractu al Pr otec tions        Retain portion of rent payment for reinvestment & debt repayment Supports sustainable, long- term dividend Dividend Sustainme nt

Fourth Quarter 2017 Investor Presentation | 22 Corporate structure alignment with investors CORR Expense Metrics vs. Peer Group1 Base Fee Incentive Fee Administration Fee Grand Isle Gathering System Pinedale LGS MoGas Pipeline Portland Terminal Omega Pipeline Assets Fees Management Fee • Services provided: • Presents the Company with suitable acquisition opportunities, responsible for the day-to-day operations of the Company and performs such services and activities relating to the assets and operations of the Company as may be appropriate • Base Fees paid: • Quarterly management fee equal to 0.25 percent (1.00 percent annualized) of the value of the Company’s Managed Assets3 as of the end of each quarter • Incentive Fees paid: • Quarterly incentive fee of 10 percent of the increase in distributions earned over a threshold distribution equal to $0.625 per share per quarter. The Management Agreement also requires at least half of any incentive fees to be reinvested in the Company’s common stock Administrative Fee • Services provided: • Performs (or oversees or arranges for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, bookkeeping and record keeping services • Fees paid: • 0.04 percent of our aggregate average daily Managed Assets, with a minimum annual fee of $30 thousand External Fee Structure Corporate Structure Management Agreement (1) Peer group consists of REITs included in the RMZ index under $1BN market cap (excludes STAR, RAS) (2) Gross Asset Value = Asset Value of Investment Properties + Accumulated Depreciation (3) “Managed Assets” is defined as Total Assets of CORR minus the initial invested value of non-controlling interests, the value of any hedged derivative assets, any prepaid expenses, all of the accrued liabilities other than deferred taxes and debt entered into for the purposed of leverage

Fourth Quarter 2017 Investor Presentation | 23 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Net Income attributable to CorEnergy Stockholders 9,177,284$ 9,231,185$ 25,846,934$ 21,576,833$ Less: Preferred Dividend Requirements 2,396,875 1,037,109 5,557,113 3,111,327 Net Income attributable to Common Stockholders 6,780,409$ 8,194,076$ 20,289,821$ 18,465,506$ Add: Depreciation 5,823,777 5,537,179 17,468,456 16,166,599 Less: Non-Controlling Interest attributable to NAREIT FFO reconciling items 411,455 411,455 1,234,365 1,234,365 NAREIT funds from operations (NAREIT FFO) 12,192,731$ 13,319,800$ 36,523,912$ 33,397,740$ Add: Distributions received from investment securities 242,412 278,782 717,791 753,655 Income tax expense from investment securities 589,125 645,083 703,987 703,211 Less: Net distributions and dividend income 213,040 277,523 477,942 867,265 Net realized and unrealized gain on other equity securities 1,340,197 1,430,858 1,410,623 1,001,771 Funds from operations adjusted for securities investments (FFO) 11,471,031$ 12,535,284$ 36,057,125$ 32,985,570$ NAREIT FFO, FFO Adjusted for Securities Investment and AFFO Reconciliation For the Three Months Ended For the Nine Months Ended

Fourth Quarter 2017 Investor Presentation | 24 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.) September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Add: Loss on extinguishment of debt 234,433 — 234,433 — Provision for loan losses, net of tax — — — 4,409,359 Transaction costs 35,822 33,984 505,873 71,899 Amortization of debt issuance costs 382,745 469,004 1,320,487 1,556,607 Amortization of deferred lease costs 22,983 22,983 68,949 68,949 Accretion of asset retirement obligation 170,904 184,104 492,162 542,561 Unrealized (gain) loss associated with derivative instruments 29,608 (60,513) 13,155 (2,818) Less: Non-cash settlement of accounts payable 50,000 — 221,609 — Income tax benefit 397,554 161,931 749,287 459,640 Non-Controlling Interest attributable to AFFO reconciling items 3,366 (10,715) 10,075 35,153 Adjusted funds from operations (AFFO) 11,896,606$ 13,033,630$ 37,711,213$ 39,137,334$ For the Three Months Ended For the Nine Months Ended

Fourth Quarter 2017 Investor Presentation | 25 Non-GAAP Financial Metrics: FFO/AFFO Reconciliation (cont.) 1) Diluted per share calculations include dilutive adjustments for convertible note interest expense, discount amortization and deferred debt issuance amortization, when applicable 2) Diluted per share calculations include a dilutive adjustment for convertible note interest expense. September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Weighted Average Shares of Common Stock Outstanding Basic 11,904,933 11,872,729 11,896,803 11,909,431 Diluted 15,359,479 15,327,274 15,351,348 15,379,792 Net Income attributable to Common Stockholders Basic 0.57$ 0.69$ 1.71$ 1.55$ Diluted(1) 0.57$ 0.68$ 1.71$ 1.55$ NAREIT FFO attributable to Common Stockholders Basic 1.02$ 1.12$ 3.07$ 2.80$ Diluted(1) 0.94$ 1.01$ 2.81$ 2.60$ FFO ttribut ble to Common Stockholders Basic 0.96$ 1.06$ 3.03$ 2.77$ Diluted(1) 0.89$ 0.96$ 2.78$ 2.57$ AFFO attributable to Common Stockholders Basic 1.00$ 1.10$ 3.17$ 3.29$ Diluted(2) 0.90$ 0.98$ 2.85$ 2.94$ For the Three Months Ended For the Nine Months Ended

Fourth Quarter 2017 Investor Presentation | 26 Non-GAAP Financial Metrics: Fixed-Charges Ratio 1) Fixed charges consist of interest expense, as defined under U.S. generally accepted accounting principles, on all indebtedness 2) In the current year column, this line represents the amount of preferred stock dividends accumulated as of September 30, 2017. For the Nine Months Ended September 30, 2017 2016 2015 2014 2013 Earnings: Pre-tax income from continuing operations before adjustment for income or loss from equity investees 25,163,165$ 28,561,682$ 11,782,422$ 6,973,693$ 2,967,257 Fixed charges(1) 9,585,270 14,417,839 9,781,184 3,675,122 3,288,378 Amortization of capitalized interest — — — — — Distributed income of equity investees 477,942 1,140,824 1,270,754 1,836,783 584,814 Pre-tax losses of equity investees for which charges arising from guarantees are included in fixed charges — — — — — Subtract: Interest capitalized — — — — — Preference security dividend requirements of consolidated subsidiaries — — — — — Noncontrolling interest in pre-tax income of subsidiaries that have not incurred fixed charges — — — — — Earnings 35,226,377$ 44,120,345$ 22,834,360$ 12,485,598$ 6,840,449$ Combined Fixed Charges and Preference Dividends: Fixed charges(1) 9,585,270$ 14,417,839$ 9,781,184$ 3,675,122$ 3,288,378 Preferre ecurity dividend(2) 5,557,113 4,148,437 3,848,828 — — Combined fixed charges and preference dividends 15,142,383$ 18,566,276$ 13,630,012$ 3,675,122$ 3,288,378$ Ratio of earnings to fixed charges 3.68 3.06 2.33 3.40 2.08 Ratio of earnings to combined fixed charges and preference dividends 2.33 2.38 1.68 3.40 2.08 Ratio of Earnings to Combine Fixed Charges and Preferred Stock Dividends For the Years Ended December 31,

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